EXHIBIT 99.1

PINNACLE WEST CAPITAL CORPORATION Driven by Growth ... Boston - New York Analyst Meetings August 30 - September 1, 2005

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations, and neither Pinnacle West nor APS assumes any obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. These forward-looking statements are often identified by words such as "estimate," "predict," "hope," "may," "believe," "anticipate," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by Pinnacle West or APS. In addition to the "Risk Factors" described in Exhibits 99.1 and 99.2 to Pinnacle West's and APS' Report on Form 10-Q for the fiscal quarter ended June 30, 2005, these factors include, but are not limited to: state and federal regulatory and legislative decisions and actions, including by the ACC and the FERC; the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona and decisions impacting wholesale competition; the outcome of regulatory, legislative and judicial proceedings relating to the restructuring; market prices for electricity and natural gas; power plant performance and outages; transmission outages and constraints; weather variations affecting local and regional customer energy usage; customer growth and energy usage; regional economic and market conditions, including the results of litigation and other proceedings resulting from the California energy situation, volatile purchased power and fuel costs and the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital and access to capital markets; the uncertainty that current credit ratings will remain in effect for any given period of time; our ability to compete successfully outside traditional regulated markets (including the wholesale market); the performance of our marketing and trading activities due to volatile market liquidity and any deteriorating counterparty credit and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); changes in accounting principles generally accepted in the United States of America and the interpretation of those principles; the performance of the stock market and the changing interest rate environment, which affect the amount of required contributions to Pinnacle West's pension plan and APS' nuclear decommissioning trust funds, as well as the reported costs of providing pension and other postretirement benefits; technological developments in the electric industry; the strength of the real estate market in SunCor's market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of Pinnacle West and APS.

Phoenix APS Retail Service Territory Vertically integrated utility Capitalizing on benefits of exceptional growth Strong operating performance Solid regulatory track record Demonstrated long-term value creation Focused on Our Core Business

2001 2002 2003 2004 2005 Permits 32865 34312 39651 48129 45000 Permit Growth 0.011 0.044 0.156 0.214 -0.065 Population % Change 2001 2002 2003 2004 2005 Arizona 0.029 0.028 0.027 0.03 0.031 U.S. 0.01 0.01 0.01 0.01 0.01 Driven by Strong Economic Growth Metro Phoenix Single-Family Building Permits Arizona vs U.S. Population Growth Projected Projected 2001 2002 2003 2004 2005 2001 2002 2003 2004 2005

2000 2001 2002 2003 2004 2005 2006 2007 Arizona Population 0.03 0.029 0.028 0.027 0.03 0.031 0.03 0.029 APS Customers 0.041 0.037 0.031 0.033 0.0373 0.038 0.039 0.038 APS Retail Sales* 0.048 0.01 0.037 0.038 0.053 0.055 0.044 0.041 Economic Growth Translates into Utility Business Growth * Weather normalized Projected Annual Growth

Sierra Pacific Resources 0.04 Pinnacle West Capital Corp 0.037 CenterPoint Energy Inc 0.028 IDACORP Inc 0.028 TECO Energy Inc 0.026 UniSource Energy Corp (Excluding Citizens) 0.026 PNM Resources 0.024 FPL Group 0.024 Progress Energy Inc 0.023 El Paso Electric Co 0.022 SCANA Corp 0.021 Wisconsin Energy Corp 0.019 Puget Energy Inc 0.019 Exelon Corp 0.019 TNP Enterprises Inc 0.019 Sempra Energy 0.019 Dominion Resources Inc 0.019 Southern Co 0.017 Duke Energy Corp 0.017 Edison International 0.016 PG&E Corp 0.016 Vectren Corp 0.016 Unitil Corp 0.015 Great Plains Energy Inc 0.015 Xcel Energy Inc 0.014 Allete Inc 0.014 PPL Corp 0.013 Cinergy Corp 0.013 Avista Corp 0.013 AES Corp (The) 0.013 CMS Energy Corp 0.013 MGE Energy Inc 0.013 Alliant Energy Corp 0.012 CH Energy Group Inc 0.012 Pepco Holdings Inc 0.012 Northeast Utilities 0.012 Cleco Corp 0.011 Energy East Corp *** 0.011 Entergy Corp 0.011 Allegheny Energy Inc 0.01 Constellation Energy Group 0.01 OG&E Energy Corp 0.01 Hawaiian Electric Industries Inc (excluding MECO)*** 0.01 WPS Resources Corp 0.01 NSTAR 0.009 NiSource Inc 0.009 American Electric Power Co Inc** 0.009 Public Service Enterprise Group Inc 0.009 FirstEnergy Corp 0.009 Ameren Corp 0.008 Westar Energy Inc 0.007 DTE Energy Co 0.006 Consolidated Edison Inc 0.006 DPL Inc 0.006 MDU Resources Group Inc 0.005 UIL Holdings Corp 0.004 Duquesne Light Holdings Inc 0.002 APS Extraordinary Customer Growth APS 3.7% 2nd Fastest Growing U.S. Electric Utility 1999 - 2004 average annual growth

2004 2005 2006 2007 2008 CAGR REQUIREMENTS Peak Load 6402 6576 6878 7169 7445 15% Reserve Margin 844 869 913 978 1019 Total Requirements 7246 7445 7791 8147 8464 0.04 MW Meeting Challenges of APS Peak Requirements 2004 - 2008 Average Annual Growth 4.0% Projected Existing Resources Peaking Shortfall Including 15% reserve margin

Pinnacle West Energy Arizona plants rate based at APS 1,790 MW capacity transferred July 2005 Sundance Power Plant 450 MW peaking capacity acquired May 2005 Will request rate base treatment in next ACC rate case 2005 requests for proposals underway At least 1,000 MW of capacity for delivery beginning in 2007 100 MW renewable capacity for delivery beginning in 2006 APS Resource Acquisition Activities

Outstanding Customer Service and Delivery APS ranked 3rd nationally among IOU's in customer satisfaction by J.D Power & Associates Capital investment and technology Improve customer service and efficiency Enhance operational performance Preserve reliability

Cleco Power 113 LG&E Energy 112 Arizona Public Service 111 Duke Power 109 Oklahoma Gas and Electric 108 PPL Electric Utilities 108 Southern Company 108 Energy East 106 MidAmerican Energy 106 El Paso Electric 105 Progress Energy 105 Tucson Electric Power 105 Cinergy 104 Wisconsin Public Service 104 Alliant Energy 103 Baltimore Gas & Electric 103 Florida Power & Light 102 Indianapolis Power & Light 102 PacifiCorp 102 Portland General Electric 102 Public Service Co. of New Mexico 102 Xcel Energy-Midwest 102 Allegheny Power 101 Central Hudson Gas & Electric 101 Dominion Virginia Power 101 Southern California Edison 101 AEP-South 100 Ameren 100 Consumers Energy 100 Potomac Electric Power Company 100 Connective 99 Entergy 99 Kansas City Power & Light 99 AEP - Midwest 98 Avista Utilities 98 Duquesne Light 98 Idaho Power 98 TXU Energy 98 Westar Energy 98 Exelon-PECO 97 Puget Sound Energy 97 South Carolina Electric & Gas 97 Detroit Edison 96 FirstEnergy-East 95 National Grid USA 95 Tampa Electric 95 United Illuminating 95 Dayton Power and Light 94 Northeast Utilities 94 Aquila 93 Con Edison 93 Exelon-ComEd 93 San Diego Gas & Electric 93 Northwestern Energy 92 Reliant Energy 92 Xcel Energy-West 92 FirstEnergy-Midwest 91 Pacific Gas and Electric 91 Public Service Electric and Gas 91 TNP 89 Sierra Pacific Resources 88 We Energies 87 Northern Indiana Public Service Co. 85 NSTAR Electric 85 APS 2005 Residential Customer Satisfaction Survey (64 Investor-Owned Electric Utilities) APS 3rd Nationally in Customer Satisfaction J.D. Power Rating

1999 2000 2001 2002 2003 2004 Average Customers 0 0.041 0.078 0.109 0.142 0.179 Employees 0 0.018 0.053 0.019 0.026 0.034 Improving APS Customer Efficiency Cumulative Change Average Annual Growth Customers 3.6% Employees 0.7%

Strong Generation Performance % of Native Load GWh Nuclear 0.294 8184 Coal 0.437 12147 Gas, oil and other 0.113 3129 Firm Purchases 0.156 4325 Total 1 27785 Coal Nuclear Purchased Power Gas 2004 Native Load Energy Fuel Mix Diverse, low-cost generation Top-tier operating performance Palo Verde - top U.S. power producer past 13 years Coal plants 2004 capacity factors set record

Solid Generation Track Record '00 '01 '02 '03 '04 '05 Baseload Capacity Factors APS 0.869 0.855 0.858 0.803 0.84 0.844 Industry Average* 0.74 0.741 0.755 0.75 '00 '01 '02 '03 '04 '05 APS Gas 0.863 0.848 0.871 0.878 0.904 0.907 Industry Average* 0.805 0.822 0.832 0.841 Gas Equivalent Availability Factors Nuclear and Coal Combined Capacity Factors * Latest available Est. Est. 2001 2002 2003 2004 2005 2000 2001 2002 2003 2004 2005 2000

Operations Summary Focused on our vertically integrated utility business Capitalizing on benefits of high-growth market area Maintaining solid operations and reliability

APS Regulatory Fundamentals Objectives Support growth and reliability Provide fair return for shareholders Strategies Focus on customer service Build positive relationships

Major Retail Rate Issues Power supply adjustor Surcharge application pending First annual adjustment - Spring 2006 2005 general rate case filing

2005 PSA Surcharge Application Components Recovery of $100 million of purchased power and fuel costs deferred since April 1, 2005 2.2% temporary rate increase for 24 months Timing Application filed July 2005 Requested effective November 2005 ACC process and timing to be established

Key Components of 2005 Rate Filing Components Fuel and other cost of service updates Rate base additions Sundance Other capital additions since 2002 Cost of capital Timing Filing by end of 2005 Decision target end of 2006

Creating Value for Shareholders Positive long-term earnings and cash flow trends Pro-active cost management Fuel and purchased power Operating and capital costs Maintain financial strength and ample liquidity Optimize unregulated assets Favorable access to capital Commitment to investment-grade credit ratings Attractive dividend profile

Reasonable range around $3.00 per share Does not reflect: Regulatory disallowance Effects of Silverhawk sale 2005 Earnings Outlook

Strengthening Equity Ratio 2002 2003 2004 2005 Consolidated Equity Ratio 0.451 0.454 0.474 0.52 2002 2003 2004 2005 0.493 0.457 0.451 0.55 Consolidated APS Projected Projected Year-end ratios

2004 2005 2006 2007 Capital Expenditures Support Growth & Reliability $ Millions Projected Excluding SunCor APS Delivery Sundance Acquisition APS Other Generation Other Pinnacle West Energy

Optimize Unregulated Assets Silverhawk Sale Company's only merchant power plant Eliminates annualized operating loss $0.20 to $0.25 per share in near term Sale terms $208 million net proceeds Expected closing fall 2005 Proceeds to be invested in APS equity

SunCor Year-End Assets ROI-Driven Business Strategy $ Millions 2002 2005 Change Legacy Properties $ 305 $ 123 $ (182) Post-1990 Properties 158 244 86 Total Properties 463 367 (96) Consolidated Land Not Owned - 34 34 Other 72 39 (33) Total Assets $ 535 $ 440 $ (95) Estimated

LEGACY PROPERTIES 2000 2001 2002 2003 2004 Estimated 2005 Master Planned Owned 248 268 301 170 147 122 Master Planned Developed for Others 0 0 0 0 0 0 Commercial, Golf and Other 10 8 4 2 1 1 Total Legacy Properties 258 276 305 172 148 123 LEGACY PROPERTIES 2000 2001 2002 2003 2004 Estimated 2005 Master Planned Owned 248 268 301 170 147 122 Master Planned Ventures with Landowners 0 0 0 0 0 0 Commercial 10 8 4 2 1 1 Total Legacy Properties 258 276 305 172 148 123 $ Millions $ Millions SunCor Book Values ROI-Driven Business Strategy Legacy Properties Post-1990 Properties Master Planned Owned Master Planned Ventures with Landowners Commercial 2000 2001 2002 2003 2004 2005 Est. 2000 2001 2002 2003 2004 2005 Est.

SunCor Development Company Improved Cash Realization Post-1990 Properties Condos $ 31 2 5 Homebuilding 34 1 1 Commercial 62 6 1-12 Master Planned 117 5 1-40 Total $ 244 4 12/31/05 Average Remaining Book Value Years to Project Life ($ Millions) Realize (Years) Estimates

10 Year Average CDGR* PNM Resources n.m. Unisource n.m. Pinnacle West Capital 0.078 -0.014 Exelon Corp. 0.07 -0.014 FPL Group, Inc. 0.049 -0.014 Energy East Corporation 0.04 -0.014 Vectren Corporation 0.036 -0.014 Progress Energy, Inc. 0.03 -0.014 NSTAR 0.025 -0.014 Cleco Corporation 0.021 -0.014 DPL Incorporated 0.02 -0.014 WPS Resources Corp. 0.02 -0.014 Southern Company 0.019 -0.014 Entergy Corporation 0.018 -0.014 NiSource Inc. 0.017 -0.014 Consolidated Edison Co of NY 0.012 -0.014 Duke Energy 0.012 -0.014 FirstEnergy Corporation 0.01 -0.014 Cinergy Corporation 0.009 -0.014 Great Plains Energy 0.009 -0.014 Hawaiian Electric Indus. 0.005 -0.014 Ameren Corporation 0.004 -0.014 CH Energy Group 0.004 -0.014 UIL Holdings 0.004 -0.014 Dominion Resources 0.003 -0.014 SCANA Corporation 0.003 -0.014 KeySpan Energy 0.002 -0.014 Pub. Svc. Enterprise Group 0.002 -0.014 DTE Energy 0 -0.014 Edison International 0 -0.014 OGE Energy 0 -0.014 PP&L Corp -0.002 -0.014 Duquesne LT -0.016 -0.014 Constellation Energy Group -0.028 -0.014 TECO Energy, Inc. -0.028 -0.014 TXU Corp. -0.031 -0.014 Sempra Energy -0.041 -0.014 Idacorp -0.043 -0.014 Xcel Energy -0.045 -0.014 Pepco Holdings, Inc. -0.049 -0.014 Wisconsin Energy Corp. -0.05 -0.014 American Electric Power -0.052 -0.014 Alliant Energy -0.059 -0.014 Puget Sound Power & Light -0.059 -0.014 Westar Energy -0.074 -0.014 Avista Corporation -0.083 -0.014 Allete -0.088 -0.014 Northeast Utilities -0.095 -0.014 Centerpoint Energy -0.124 -0.014 Allegheny Energy, Inc. -1 CMS Energy -1 PG&E -1 Sierra Pacific Resources -1 Unisouce na Pinnacle West #1 in Dividend Growth 1995 - 2004 Compound Annual Growth Rates For U.S. Electric Utilities PNW 7.8% Industry Average (1.4)%

Chairman's Comments

Appendix

Investment Grade Credit Profile S&P Moody's Pinnacle West Capital Corporation Senior Unsecured Debt BBB- Baa2 Commercial Paper A2 P2 Outlook Stable Stable Business Position 5* NA Arizona Public Service Company Senior Unsecured Debt BBB Baa1 Commercial Paper A2 P2 Outlook Stable Stable Business Position 5 NA * Raised from business position 6 on April 1, 2005

Liquidity Resources APS $500 million cash on hand* $325 million revolver through May 2007 Pinnacle West (parent) $150 million cash on hand* $300 million revolver through October 2007 * As of June 30, 2005

APS* Senior notes due 1/05 $ 100 $ - $ - Senior notes due 8/05 300 - - Senior notes due 11/06 - 84 - Pinnacle West Energy Senior notes due 4/07 - - 500 Parent Company Floating rate notes due 11/05** 165 - - Senior notes due 4/06 - 300 - Total $ 565 $ 384 $ 500 Required Debt Redemptions $ Millions 2006 2007 2005 * Excluding credit support renewals for pollution control bonds: $50M, 2005; $173M, 2007 ** Called at par 5/1/05

APS 2004 Retail Customer and Sales Mix Customers 2004 Residential 859069 Commercial 102393 Industrial 3390 Other 1332 Total 966184 2004 Customers 2004 Sales (MWh) Residential 859069 11527402 Commercial 102393 11289523 Industrial 3390 2397916 Other 1332 138482 Total 966184 25353323 Sales (MWh) 2004 Residential 11527402 Commercial 11289523 Industrial 2397916 Other 138482 Total 25353323 Customers Sales Residential Commercial Industrial Other Industrial and other customers <1%

2004 Energy Fuel Mix % of Native Load GWh Nuclear 0.294 8184 Coal 0.437 12147 Gas, oil and other 0.113 3129 Firm Purchases 0.156 4325 Total 1 27785 Coal Nuclear Gas Native Load Purchased Power % of Native Load GWh Nuclear 0.135 8184 Coal 0.208 12666 Gas, oil and other 0.09 5502 Purchased Power 0.567 34523 Total 1 60875 Coal Nuclear Gas Purchased Power Consolidated

2005 RFP for Long-Term Capacity Terms At least 1,000 MW of summer capacity Beginning 2007 5-year minimum contract length 25 MW minimum amount of capacity per proposal Schedule RFP issued May 31, 2005 Responses due July 18, 2005 Shortlist notification August 30, 2005 Selection completion target October 2005

2005 RFP for Renewable Resources Terms At least 100 MW Beginning 2006 5-year minimum contract length Costs limited to 125% of market price of conventional resource alternative Schedule RFP issued May 11, 2005 Responses due June 14, 2005 Shortlist notification July 14, 2005 Selection completion target September 2005

Arizona Corporation Commissioners Party Commissioner Term Commissioner Affiliation Since Expires Jeff Hatch-Miller, Chairman Republican Jan. 2003 Jan. 2009 Michael Gleason Republican Jan. 2003 Jan. 2009 Kristin Mayes Republican Oct. 2003 Jan. 2007 William Mundell Republican June 1999 Jan. 2009 Marc Spitzer Republican Jan. 2001 Jan. 2007

Track A Order (Competition Reversal) Track B Order (Competitive Procurement) General Rate Case ACC Competition Rules Proceedings APS Settlement Proceedings PWEC Arizona Plants Constructed 1999 2004 2001 2002 2003 2000 Arizona Regulation in a Changing Environment 2005 Approved September 1999 Approved September 1999 Issued September 2002 Issued March 2003 Transferred to APS July 2005 Approved March 2005

Retail Rate Settlement Key Provisions Approved by Arizona commission March 28, 2005 Effective April 1, 2005 4.2% base rate increase (pretax revenues: $71 million in 2005, $93 million in 2006) Power supply adjustor mitigates risk of commodity price volatility Pinnacle West Energy Arizona plants rate based at APS

Power Supply Adjustor Major Provisions Changes in fuel and purchased power costs versus base level ($0.020743 per kWh) 90% of differential passed through to customers Adjustor rate limited to +/- $0.004 per kWh Surcharge possible if accumulated deferrals between $50 million and $100 million $776 million cap for PSA calculations on annual net fuel and purchased power

Average Residential Retail Price Ranking Southwestern U.S. PacifiCorp-Utah 7.06 10.1 Salt River Project 7.93 10.1 PNM Resources 8.25 10.1 APS 8.53 10.1 Tucson Electric Power 9.12 10.1 Nevada Power Company 9.56 10.1 El Paso Electric - Texas 11.03 10.1 Southern California Edison 12.52 10.1 PG&E 12.62 10.1 San Diego Gas & Electric 14.33 10.1 Average 10.1 ¢/kWh PacifiCorp Utah Salt River Project PNM APS Nevada Power Tucson Electric SDG&E El Paso Electric PG&E SCE As of December 31, 2004 Regional Average 10.10

Average Commercial Retail Price Ranking Southwestern U.S. PacifiCorp-Utah 5.61 9.47 Salt River Project 6.73 9.47 PNM Resources 7.28 9.47 APS 7.36 9.47 Nevada Power Company 9.26 9.47 El Paso Electric - TX 10.31 9.47 Tucson Electric Power 10.44 9.47 Southern California Edison 11.3 9.47 PG&E 12.34 9.47 San Diego Gas & Electric 14.02 9.47 Average 9.47 ¢/kWh PacifiCorp Utah Salt River Project PNM APS Nevada Power Tucson Electric SDG&E El Paso Electric PG&E SCE As of December 31, 2004 Regional Average 9.47

Average Industrial Retail Price Ranking Southwestern U.S. PacifiCorp-Utah 3.86 6.61 Salt River Project 4.49 6.61 PNM Resources 4.82 6.61 APS 5.67 6.61 El Paso Electric - TX 5.87 6.61 Tucson Electric Power 7.25 6.61 Southern California Edison 7.79 6.61 Nevada Power Company 7.93 6.61 PG&E 8.15 6.61 San Diego Gas & Electric 10.26 6.61 Average 6.61 ¢/kWh PacifiCorp Utah Salt River Project PNM APS Nevada Power Tucson Electric SDG&E El Paso Electric PG&E SCE As of December 31, 2004 Regional Average 6.61

CALIFORNIA CALIFORNIA CALIFORNIA MOENKOPI MEAD/ MARKETPLACE/ LAS VEGAS NAVAJO SAN JUAN FOUR CORNERS GLEN CANYON UTAH UTAH COLORADO FLAGSTAFF CHOLLA MCKINLEY CORONADO SPRINGER- VILLE GREENLEE (AEPCO) (TEP) SILVERKING APACHE VAIL SOUTH BICKNELL N GILA PALO VERDE LIBERTY KYRENE PINNACLE PEAK WEST WING PERKINS SAGUARO KEY: 500 kV 345 kV to 360 kV 230 kV to 287 kV UTAH BOUSE Arizona Transmission System SHIPROCK TRIBAL LAND

WECC Available Transmission Capability 3,007 301 290 5,263 2,478 3,989 Summer 2006 estimate (MW)

SunCor Project Summaries Master Planned Communities Year Original 12/31/04 Acquired Acreage Acreage Legacy Properties Palm Valley (Phoenix, AZ) 1987 11,630 3,330 Tatum Ranch (Phoenix, AZ) 1987 1,400 0 Post-1990 Properties Scottsdale Mountain (Scottsdale, AZ) 1991 1,400 0 SunRidge Canyon (Scottsdale, AZ) 1994 950 0 Sedona Golf Resort (Sedona, AZ) 1995 300 0 Rancho Viejo Phase I (Santa Fe, NM)* 1996 2,500 1,340 Hidden Hills (Phoenix, AZ) 1997 419 18 Coral Canyon (St. George, UT)* 1998 2,500 1,003 StoneRidge (Northern AZ)* 2001 1,840 780 Avimor (Boise, ID)* 2003 12,500 12,500 Prescott Lakes (Northern AZ)* 2004 175 175 * Venture with landowner

SunCor Project Summaries Commercial Properties Year Original 12/31/04 Acquired Acreage Acreage Legacy Properties (Phoenix, AZ) Tempe Market Place/Autoplex 1987 420 0 Talavi 1987 140 7 Post-1990 Properties (Phoenix, AZ) Black Canyon Commerce Park 1998 16 0 Hayden Ferry Lakeside Office & Condos 2000 17 17 Rio West 2004 25 25 Centrepoint 1989 80 0 Riverside Distribution Center 2004 28 28